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                                                                   Exhibit 10.20
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                               Amendment Number 1
                                       to
                        Investment Management Agreement

Amendment Number 1, effective January 1, 1996, to the Investment Management Agreement (the "Agreement"), made as of January 1, 1995, among New England Mutual Life Insurance Company ("NEMLICO"), New England Investment Companies, L.P. ("NEIC") and Back Bay Advisors, L.P. (the "Manager").

IN CONSIDERATION OF the mutual promises contained herein and in the Agreement, the parties agree as follows:

(1)  Annual Fee Rate:
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     a. The annual fee rate paid by NEMLICO to NEIC, as set out in the first sentence of Section 8(a) and the second sentence of Section 8(b) of the Agreement, is changed from "0.18%" to "0.166%."

     b. The annual fee rate paid by NEIC to Manager, as set in the first paragraph of Section 9 and in the second sentence of the second paragraph of Section 9 of the Agreement, is changed from "0.11%" to "0.135%." This reflects the full fee received by NEIC less a charge for management services provided by NEIC.

(2)  Minimum Fee:  The following is substituted in its entirety for Section 8(c)
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    of the Agreement:

     "c.  Minimum Fee.  If the fees payable under Section 8(b) above for 1996
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          under this Section 8(c), when added to the fees for rendering investment management services for 1996 (i) paid by NEMLICO to Loomis, Sayles & Company, L.P. under an Investment Management Agreement dated March 2, 1994, (ii) paid by NEMLICO to Westpeak Investment Advisors, L.P. under an Investment Management Agreement dated March 2, 1994,
          (iii) paid by NEMLICO to CREA, L.P. under an Investment Management Agreement (other than that payable under Section 8(c) thereof) made as of January 1, 1996, and (v) paid by Exeter Reassurance Company, Ltd. to Loomis, Sayles & Company, L.P. under an Investment Management Agreement dated December 27, 1994, do not aggregate to the following minimums for the periods identified:

             (i)   $3,250,000 for the first quarter of 1996;

             (ii)  $6,500,000 for the first two quarters of 1996;

             (iii) $9,750,000 for the first three quarters of 1996; and

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             (iv)  $13,000,000 for all of 1996,

          then NEMLICO, as soon as practicable following the end of each such period, shall make payments to NEIC under this Agreement to increase total payments to such minimums. NEMLICO and NEIC may establish a methodology to effect the payment obligations contained in Sections 8(a), 8(b) and 8(c) which may use such assets under management estimates and payment dates as NEMLICO and NEIC deem convenient."

(3)  Term:  The second sentence of the first paragraph of Section 11 of the
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     Agreement is amended by striking "November 1, 1995" and substituting
     "November 1, 1996."

(4)  Assignment:  A new second sentence is added in Section 13(b) as follows:
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     "Effectiveness of a merger of NEMLICO with and into Metropolitan Life
     Insurance Company ("MetLife") shall not be deemed an assignment for purposes of this Agreement and, from and after such effectiveness, MetLife shall be entitled to the benefits of and be subject to the obligations contained in the Agreement applicable to NEMLICO prior to the merger."

(5)  Effect:  This Amendment Number 1, subject to the provisions of Section
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     206C(n) of Massachusetts General Laws, shall be effective as of the date first above written. In all respects other than those set out above in this Amendment Number 1, the Agreement shall remain in full force and effect as originally written.

          IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute and deliver this Amendment Number 1 as of the date first above written, as a sealed instrument.

                                 NEW ENGLAND MUTUAL LIFE
                                 INSURANCE COMPANY


                                 By: /s/ Frederick K. Zimmermann
                                     ________________________________

                                 NEW ENGLAND INVESTMENT
                                 COMPANIES, L.P.

                                 By:  NEW ENGLAND INVESTMENT
                                      COMPANIES, INC., its general partner


                                      By: /s/ Edward N. Wadsworth
                                          ___________________________



                                 BACK BAY ADVISORS, L.P.

                                 By:  BACK BAY ADVISORS, INC.
                                      its general partner

                                       By: /s/ Edgar M. Reed
                                           __________________________


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